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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2003 divine, inc.
(Exact name of registrant as specified in its charter)

Delaware	0-30043	36-4301991
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4225 Naperville Road, Suite 400
Lisle, Illinois 60532
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (630) 799-7500

N/A
(Former name or former address, if changed since last report)

Item 4.    Changes in Certifying Accountant.

        On June 9, 2003, KPMG LLP ("KPMG"), terminated the client-auditor relationship between it and divine, inc., a Delaware corporation ("divine"). KPMG previously served as principal accountants for divine. KPMG's resignation was not recommended or approved by divine's board of directors nor by any audit or similar committee of divine's board of directors.

        In connection with the audits of the two fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through June 9, 2003, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

        The audit reports of KPMG on the consolidated financial statements of divine as of and for the years ended December 31, 2001 and 2000, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

        Additionally, during divine's two most recent fiscal years ended December 31, 2001 and 2000, and the subsequent interim period through June 9, 2003:

  (1)
  KPMG did not advise divine that the internal controls necessary for the development of reliable financial statements did not exist.

  (2)
  KPMG did not advise divine that information had come to its attention that led it to be unable to rely on management's representation or that made it unwilling to be associated with the financial statements prepared by management.

  (3)
  KPMG did not advise divine of the need to expand significantly the scope of its audit, or that information had come to its attention that further investigation might materially impact the fairness or reliability of either previously issued audit reports or the underlying financial statements, and KPMG did not so expand the scope of their audit or conduct such further investigations.

  (4)
  KPMG did not advise divine that information had come to its attention that it had concluded materially impacts the fairness or reliability of previously issued audit reports or the underlying financial statements or the financial statements issued covering fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

        Attached hereto as Exhibit 99.3 is a letter from KPMG addressed to the Securities and Exchange Commission confirming its agreement with the above statements.

Item 5.    Other Events.

        On June 25, 2003, divine, in connection with its voluntary petition to reorganize under Chapter 11 of the Bankruptcy Code, filed with the bankruptcy court separate monthly operating reports for the period May 1, 2003, through May 31, 2003, in regard to both its software and hosting businesses.

        Copies of these reports were previously filed as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by this reference.

Item 7.    Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit Number	Description
99.1	Monthly Operating Report of divine, inc.'s software business for the period May 1, 2003, through May 31, 2003 (previously filed).
99.2	Monthly Operating Report of divine, inc.'s hosting business for the period May 1, 2003, through May 31, 2003 (previously filed).
99.3	Letter from KPMG, dated July 11, 2003, regarding divine's financial statements

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 11, 2003
divine, inc.

	By:	/s/ JUDE M. SULLIVAN Jude M. Sullivan Senior Vice President

Exhibit Number	Description
99.1	Monthly Operating Report of divine, inc.'s software business for the period May 1, 2003, through May 31, 2003 (previously filed).
99.2	Monthly Operating Report of divine, inc.'s hosting business for the period May 1, 2003, through May 31, 2003 (previously filed).
99.3	Letter from KPMG, dated July 11, 2003, regarding divine's financial statements

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  Item 4. Changes in Certifying Accountant.
  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE